AEGIS AUTO FINANCE, INC.

                     TO

      NORWEST BANK MINNESOTA, NATIONAL
ASSOCIATION

                   TRUSTEE






                  INDENTURE

         DATED AS OF APRIL 30, 1997







                 $21,333,333

     12% EXCHANGEABLE SUBORDINATED NOTES
             DUE APRIL 30, 2004

     INDENTURE, dated as of April 30, 1997,
between Aegis Auto Finance, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 525 Washington Boulevard, Jersey
City, New Jersey 07310, and Norwest Bank
Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").


           RECITALS OF THE COMPANY

     The Company has duly authorized the creation of an issue of its 12% Exchangeable Subordinated
Notes Due 2004 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor, the Company has duly authorized the execution and delivery of this Indenture.

     All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.
Further, all things necessary to duly authorize the issuance of the Preferred Stock issuable upon the exchange of the Securities, and to duly reserve for issuance the number of shares of Common Stock issuable, at the Parent's option, upon redemption of such Preferred Stock, have been done.

     NOW, THEREFORE, THIS INDENTURE
WITNESSETH:

     For and in consideration of the premises and the acceptance of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                  ARTICLE I

 Definitions and Other Provisions of General
Application

SECTION 1.01.  Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1)  the terms defined in this
     Article One have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2)  all other terms used herein
     which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3)  all accounting terms not
     otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and except as otherwise herein expressly provided, the term
     "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

          (4)  the words "herein", "hereof"
     and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Accumulated Cash Flow" has the meaning
specified in Section 14.01.

     "Act," when used with respect to any Holder, has the meaning specified in Section 1.04(a).

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms
"controlling" and "controlled" have meanings correlative to the foregoing.

     "Authenticating Agent" means any Person
authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Board Resolution" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

     "Business Day" means, with respect to any Place of Payment, Place of Exchange or any other place, as the case may be, each Monday, Tuesday, Wednesday, Thursday and Friday, other than any such day on which banking institutions in such particular place are authorized or obligated by law or executive order to close.

     "Capital Expenditures" means, for any Person for any period, the aggregate of (i) all expenditures by such Person and its consolidated subsidiaries, except interest capitalized during construction, during such period for property, plant or equipment, including, without limitation, renewals, improvements, replacements and capitalized repairs, that would be reflected as additions to the property, plant or equipment on a consolidated balance sheet of such Person and its subsidiaries prepared in conformity with generally accepted accounting principles and (ii) without duplication, the principal amount of all Indebtedness incurred or assumed to finance any such additions to property, plant and equipment. For the purpose of this definition, the purchase price of equipment which is acquired simultaneously with the trade-in of existing equipment owned by such Person or any of its subsidiaries or with insurance proceeds shall be included in Capital Expenditures only to the extent of the gross amount of such purchase price less the credit granted by the seller of such equipment being traded in at such time or the amount of such proceeds, as the case may be.

     "Cash Equivalents" means (i) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States government or any agency or instrumentality thereof, (ii) certificates of deposit, eurodollar time deposits, overnight bank deposits and bankers' acceptances of any lender having maturities of one year or less from the date of acquisition, (iii) commercial paper of an issuer rated at least "A-1" by Standard & Poor's Corporation or "P-1" by Moody's
Investors Service, Inc., or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of investments; and (iv) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; provided, however, that the terms of such agreements comply with the guidelines set forth in the Federal Financial
Institutions Examination Council Supervisory Policy entitled Repurchase Agreements of Depository
Institutions With Securities Dealers and Others, as adopted by the Comptroller of the Currency.

     "Certificate of Designation" means the
Certificate of Designations, Preferences, and Rights of
Class D Redeemable Preferred Stock of The Aegis
Consumer Funding Group, Inc.

     "Change in Control" shall mean any of the following: (i) the Parent ceases to be the owner, directly or indirectly, of 100% of the equity interest in, and capital stock of the Company; or (ii) any of Joseph Battiato, Angelo Appierto or Gary Peiffer shall cease to hold their current positions or cease to be otherwise actively involved in the management of the Company; provided, however, that should any one of the foregoing individuals (and only one) cease to hold his current office or cease to be actively involved in the management of the Company and the Parent as a result of death, disability or discharge for cause, then no "Change in Control" shall be deemed to have occurred under this definition unless and until another of the foregoing individuals ceases to hold his current office or ceases to be actively involved in management as described above.

     "Closing Price Per Share" means, with respect to the Common Stock, for any day, the reported last sales price regular way per share or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case (i) on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or
(ii) if not listed on or admitted to trading on any national securities exchange, then on the Nasdaq
National Market or (iii) if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New
York Stock Exchange member firm selected from time to time by the Company for that purpose.

     "Code" has the meaning specified in Section
2.01.

     "Collateral" has the meaning specified in
Section 15.01.

     "Collateral Documents" means (a) that certain security agreement dated as of the date hereof, from the Company granting the Trustee a second priority security interest in the "Collateral" as defined in the Loan Warehouse Facility, (b) that certain security agreement dated as of the date hereof from Aegis
Acceptance Corp. and Aegis Consumer Finance, Inc.
granting the Trustee a third priority security interest in the "Collateral" as defined in the Lease Warehouse
Facility, (c) that certain pledge agreement dated as of the date hereof from the Company granting the Trustee a second priority security interest in the issued and outstanding stock of (i) Aegis Auto Funding Corp. IV,
(ii) Aegis Auto Funding Corp. II and (iii) Aegis Auto
Funding Corp., (d) that certain pledge agreement dated as of the date hereof from Aegis Consumer Finance, Inc. granting the Trustee a second priority security interest in the issued and outstanding limited partnership interests in (i) Aegis Auto Receivables
1994-A, L.P., (ii) Aegis Auto Receivables 1994-2,
L.P., (iii) Aegis Auto Receivables 1994-3, L.P. and
(iv) Aegis Auto Receivables 1995-1, L.P., (e) that certain pledge agreement dated as of the date hereof from Aegis Consumer Finance, Inc. granting the
Trustee a subordinate security interest in the issued and outstanding stock of its direct subsidiaries, (f) that certain pledge agreement dated as of the date hereof from the Parent granting the Trustee a subordinate security interest in the issued and outstanding stock of its direct subsidiaries and (g) that certain pledge agreement dated as of the date hereof from Aegis
Capital Markets, Inc. granting the Trustee a subordinate security interest in the issued and outstanding stock in its direct subsidiaries.

     "Commission" means the Securities and
Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Stock" means the common stock,
par value $.01 per share, of the Company authorized at the date of this instrument as originally executed.

     "common stock" includes any stock of any class of capital stock which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer thereof and which is not subject to redemption by the issuer thereof.

     "Company" means the Person named as the
"Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor
Person.

     "Company Request" or "Company Order"
means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice
Chairman of the Board, its President or a Vice
President, and by its Chief Financial Officer, its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Constituent Person" has the meaning specified in Section 13.09.

     "Corporate Trust Office" means the principal
office of the Trustee at which at any particular time its
corporate trust business shall be administered, which
office on the date hereof is located at
6th and Marquette, Minneapolis, Minnesota 55479-
0069

     "Corporation" means a corporation,
association, company, joint-stock company or business trust.

     "Defaulted Interest" has the meaning specified in Section 3.07.

     "Event of Default" has the meaning specified in Section 5.01.

     "Exercise Price" means the exercise price of the Warrant as set forth in Section 11.09.

     "Exchange Act" means the United States
Securities Exchange Act of 1934 (or any successor statute), as amended from time to time, and the rules and regulations promulgated thereunder.

     "Exchange Agent" means any Person
authorized by the Company to exchange Securities in accordance with Article Thirteen hereof. The
Company has initially appointed the Trustee as its Exchange Agent.

     "Exchange Price" has the meaning specified in
Section 13.01.

     "Guaranty" means the unconditional guaranty by the Parent of the Company's obligations on the Securities delivered pursuant to the provisions of
Section 15.03.

     "Holder" means a Person in whose name a
Security is registered in the Security Register.

     "Indebtedness" means, with respect to any Person, without duplication, (a) any indebtedness, contingent or otherwise, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments, if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared on a consolidated basis in accordance with generally accepted accounting principles and (b) to the extent not otherwise included, any obligation by such Person to be liable, or to pay, as obligor or otherwise, on the Indebtedness of another Person.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

     "Interest Payment Date" means the Stated
Maturity of an installment of interest on the Securities.

     "Lease Warehouse Facility" means that certain
Loan and Security Agreement dated February 28,
1994, by and among Aegis Acceptance Corp., Aegis
Consumer Finance, Inc. and III Finance, Ltd.

     "Lien" means any mortgage, lien, pledge, charge or other security interest or similar encumbrance.

     "Loan Warehouse Facility" means that certain
Loan and Security Agreement dated March 14, 1997, by and among the Company, III Finance, Ltd. and III
Global, Ltd.

     "Maturity," when used with respect to any Security (or portion thereof), means the date on which the principal or any Redemption Price of such Security
(or portion thereof) becomes due and payable as therein or herein provided, whether at the Stated
Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Non-Electing Share" has the meaning
specified in Section 13.09.

     "Non-Payment Default" means the occurrence or existence of any default in any covenant, other than a Payment Default, that, by the terms of any outstanding Senior Indebtedness, permits one or more holders of such Senior Indebtedness (or a trustee or agent on behalf of the holders thereof) to declare such Senior Indebtedness immediately due and payable prior to the date on which it would otherwise become due and payable.

     "Notice of Default" means a written notice of the kind specified in Section 5.01(3).

     "Obligor" means the Company, the Parent and each Affiliate of the Parent which has pledged or granted a security interest in any of its property under any Collateral Document.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice
Chairman of the Board, the President or a Vice
President, and by the Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers'
Certificate given pursuant to Section 10.05 shall be the principal executive, financial or accounting officer of the Company.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company and who shall be reasonably acceptable to the Trustee.

      "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i)  Securities theretofore canceled
     by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for payment or
     redemption of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (iii)     Securities which have been
     paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

          (iv) Securities converted into
     Preferred Stock pursuant to Article Thirteen;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "Parent" shall mean The Aegis Consumer
Funding Group, Inc.

     "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

     "Payment Blockage Period" has the meaning specified in Section 12.03.

     "Payment Default" means the continuation of any default in the payment of principal of or interest on any Senior Indebtedness beyond any applicable grace period with respect thereto (whether at the stated maturity of any such payment or by declaration of acceleration, call for redemption or otherwise).

     "Permitted Investment" has the meaning
specified in Section 4.02.

     "Permitted Liens" means:

          (a)  Liens for taxes, assessments or
     other governmental charges which shall not be delinquent or which are not yet due and payable without penalty, or the validity of which is being contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof, and for which such reserve or other appropriate provision, if any, as is required by generally accepted accounting principles has been made;

          (b)  Liens to secure statutory
     obligations, bonds to secure performance of bids, tenders, contracts (other than for the repayment of indebtedness for borrowed money) or leases, or deposits or pledges for purposes of like general nature in the ordinary course of business;

          (c)  Liens securing surety,
     supersedeas or appeal bonds, bonds for
     releases of attachment or stay of execution or injunction or Liens otherwise resulting from litigation or legal proceedings;

          (d)  mechanic's, workmen's,
     materialmen's or other like Liens arising in the ordinary course of business in respect of obligations which are not due or which are being contested in good faith and deposits or pledges to secure the release of such Liens;

          (e)  operating leases made, or
     existing on property acquired, in the ordinary course of business;

          (f)  landlord's Liens under leases
     to which the Company or any Subsidiary is a party;

          (g)  Liens on property arising from
     purchase money mortgages and capitalized lease obligations which are created or assumed subsequent to the date of this Indenture;

          (h)  Liens in existence on the date
     of this Indenture on any part of the property of the Company or any Subsidiary which are described on Exhibit A hereto; or

          (i)  any Lien renewing, extending
     or refunding any Lien permitted by clauses (g) or (h).

     "Person" means any individual, corporation, limited liability company, partnership, joint venture, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

     "Place of Exchange" has the meaning specified in Section 13.02.

     "Place of Payment" means any city in which a Paying Agent is located.

     "Predecessor Security" of any particular
Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Preferred Stock" means the Class D
Redeemable Preferred Stock, par value $.10 per share, stated value $1,000 per share, of the Parent which shall be issued by the Parent upon exchange of the Securities in accordance with the provisions of Article
Thirteen hereof.

     "Record Date" means any Regular Record
Date or Special Record Date.

     "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date means the April 25 or October 25 (whether or not a Business Day), as the case may be, next preceding such Interest Payment
Date.

     "Retained Yield Financing" means borrowings of the Company and Aegis Consumer Finance, Inc.
secured directly or indirectly by the residual interests in securitizations effected by the Company and Aegis
Consumer Finance, Inc., as set forth in Items II.B.
and IV.A. of Exhibit B to this Indenture, all as amended and restated by that certain Amended and Restated Master Loan Agreement dated as of April 30,
1997 by and among the Company, Aegis Consumer
Finance, Inc. and III Finance, Ltd.

     "Responsible Officer," when used with respect to the Trustee, means any officer within the Corporate
Trust Office, including any Vice President, Assistant
Vice President, Secretary, Assistant Secretary,
Managing Director or any other officer of the Trustee customarily performing functions similar to those performed by the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of his knowledge and familiarity with the particular subject.

     "Securities" has the meaning ascribed to it in the first paragraph under the caption "Recitals of the Company".

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

     "Senior Indebtedness" means the principal of and interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) on, and all fees and other amounts payable in connection with, the following, whether absolute or contingent, secured or unsecured, due or to become due, outstanding on the date of the Indenture or thereafter created, incurred or assumed: (a) obligations of the Company or the Parent under the Loan
Warehouse Facility, (b) obligations of the Company or the Parent under the Lease Warehouse Facility, (c) all obligations in respect of securitizations effected by the Company or its Affiliates after the date hereof, (d) obligations under the Retained Yield Financing, (e) indebtedness of others of any of the kinds described in the preceding clauses (a) through (d) assumed or guaranteed by the Company or the Parent, (f)
Indebtedness owed to Greenwich Capital Financial
Products, Inc. to the extent set forth in a certain intercreditor agreement to be executed by the Trustee on behalf of the Holders, at the direction of the initial purchasers of a majority in principal amount of the Outstanding Securities, and (g) amendments, renewals, extensions, modifications and refundings of any such indebtedness or obligations described in clauses (a) through (f) of this paragraph; provided, however, that the following will not constitute Senior Indebtedness:
(i) any indebtedness or obligation which refers explicitly to the Securities and states that the indebtedness or obligation shall not be senior in right of payment thereto, (ii) any indebtedness or obligation in respect of the Securities or (iii) any indebtedness or obligation of the Company or the Parent for compensation to employees or for items purchased or services rendered in the ordinary course of business.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

     "Stated Maturity," when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Transfer Notice" means the certification set forth in Section 2.05.

     "Trustee" means the Person named as the
"Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor
Trustee.

     "Trust Indenture Act" means the Trust
Indenture Act of 1939 as in force at the date as of which this Indenture was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture
Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

     "Warrant" has the meaning specified in Section
11.09.

     "Warrant Expiration Date" shall be the date specified in Section 2.07

     "Warrant Holder" has the meaning specified in
Section 3.11.

     "Warrant Register" has the meaning specified in Section 3.11.


SECTION 1.02.       Compliance Certificates and
Opinions.

     Upon any application or request by the
Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate (including certificates provided pursuant to Section 10.04) or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include, without limitation:

          (1)  a statement that each individual
     signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2)  a brief statement as to the
     nature and scope of the examination or
     investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3)  a statement that, in the opinion
     of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4)  a statement as to whether, in
     the opinion of each such individual, such condition or covenant has been complied with.


SECTION 1.03.       Form of Documents Delivered
to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons may certify or give an opinion with respect to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion of, or representations by, counsel with respect to the matters upon which such officer's certificate or opinion is based are erroneous.
Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion of, or representations by, the officer or officers of the Company with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


SECTION 1.04.       Acts of Holders; Record
Dates.

     (a)  Any request, demand, authorization,
direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b)  The fact and date of the execution by
any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.
Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c)  The ownership of Securities shall be
proved by the Security Register.

     (d)  The Company may, in circumstances
permitted by the Trust Indenture Act, fix a record date for the purpose of determining the Holders entitled to sign any instrument evidencing or embodying an Act of the Holders. If a record date is fixed, those persons who were Holders at such record date (or their duly appointed agents), and only those persons shall be entitled to sign any such instrument evidencing or embodying an Act of the Holders, whether or not such persons continue to be Holders after such record date. Nothing in this Section 1.04(d) shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Securities on the date such action is taken. Promptly after any record date is set pursuant to this section
1.04(d), the Company, at its own expense, shall cause notice of such record date, the proposed action by the Holders and the applicable date by which the Act must be taken, to be given to the Trustee in writing and to each Holder in the manner set forth in Section 1.06.

     (e)  Without limiting the provisions of
paragraphs (a), (b), (c) and (d) of this Section 1.04, a
Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents, each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

     (f)  Any request, demand, authorization,
direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.


SECTION 1.05.       Notices, Etc., to Trustee and
Company.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1)  the Trustee by any Holder or
     by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Curtis D.
     Schwegman; or

          (2)  the Company by the Trustee or
     by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company, addressed to it at the address specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.


SECTION 1.06.       Notice to Holders: Waiver.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice.
In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.


SECTION 1.07.       Conflict with Trust Indenture
Act.

     If, at a time when the Trust Indenture Act is applicable to this Indenture, any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the applicable provision in such Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.


SECTION 1.08.       Effect of Headings and Table
of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


SECTION 1.09.       Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.


SECTION 1.10.       Separability Clause.

      In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


SECTION 1.11.       Benefits of Indenture.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.


SECTION 1.12.       Governing Law.

     THIS INDENTURE, THE SECURITIES
AND THE WARRANTS SHALL BE GOVERNED
BY AND CONSTRUED IN ACCORDANCE WITH
THE LAWS OF THE STATE OF NEW YORK AS
APPLIED TO CONTRACTS MADE AND TO BE
PERFORMED WITHIN THE STATE OF NEW
YORK, INCLUDING SECTION 5-1401 OF THE
GENERAL OBLIGATIONS LAW BUT OTHERWISE
WITHOUT REGARD TO PRINCIPLES OF
CONFLICT OF LAWS.


SECTION 1.13.       Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last date on which a Holder has the right to exchange his Securities shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal or delivery for exchange of such Security need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity, or on such last day for exchange; provided, that no interest shall accrue for the period from and after such Interest
Payment Date, Redemption Date, Stated Maturity or the last day for exchange, as the case may be, so long as payment is made on such succeeding Business Day.


SECTION 1.14.  Incorporators, Stockholders,
               Officers and Directors of the
               Company Exempt from
               Individual Liability.

     No recourse under or upon any obligation, covenant or agreement in this Indenture or any indenture supplemental hereto or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or of any successor Person, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.

                 ARTICLE II

               Security Forms

SECTION 2.01.       Forms Generally.

     The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the
"Code"), or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof.


SECTION 2.02.       Form of Face of Security.

     [If applicable, insert:] THE SECURITY
REPRESENTED HEREBY HAS NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF
1933, AS AMENDED (THE "SECURITIES ACT"),
AND IS A RESTRICTED SECURITY AS THAT
TERM IS DEFINED IN RULE 144 UNDER THE
SECURITIES ACT. THIS SECURITY MAY NOT
BE OFFERED FOR SALE, SOLD, OR OTHERWISE
TRANSFERRED EXCEPT PURSUANT TO AN
EFFECTIVE REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OR PURSUANT
TO AN EXEMPTION FROM REGISTRATION OR
QUALIFICATION UNDER THE SECURITIES ACT
AND APPLICABLE STATE SECURITIES LAW,
THE AVAILABILITY OF WHICH IS TO BE
ESTABLISHED TO THE SATISFACTION OF THIS
CORPORATION, INCLUDING, WITHOUT
LIMITATION, BY DELIVERY OF AN OPINION
OF COUNSEL IN FORM AND SCOPE
SATISFACTORY TO THE CORPORATION AS TO
THE AVAILABILITY OF SUCH EXEMPTION.

          AEGIS AUTO FINANCE, INC.

     12% EXCHANGEABLE SUBORDINATED NOTE
DUE 2004

No. ________                      $__________

     Aegis Auto Finance, Inc., a corporation duly organized and existing under the laws of Delaware
(herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______________, or registered assigns, the principal sum of ________________ Dollars
($________) on April 30, 2004, and to pay interest thereon from May __, 1997 or from the most recent
Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on November 1 and May 1 in each year (each, an "Interest Payment Date"), commencing November 1,
1997 at the rate of 12% per annum, until the principal hereof is due, and at the rate of 14% per annum compounded semi-annually, on any overdue principal and, to the extent permitted by law, on any overdue interest. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more
Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 25 or October 25 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more
Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities no more than 15 days and not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any automated quotation system or securities exchange on which the Securities may be quoted or listed, and upon such notice as may be required by such quotation system or exchange, as the case may be, all as more fully provided in the Indenture. Payments of principal shall be made upon the surrender of this Security at the option of the Holder at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company as may be designated by it for such purpose, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts; provided, however; that at the option of the Company payment of interest may be made by check, mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     Except as specifically provided in the
Indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any governmental or any political subdivision or taxing authority thereof or therein.

     Reference is hereby made to the further
provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


     IN WITNESS WHEREOF, the Company has
caused this instrument to be duly executed under its corporate seal.


Dated:

   AEGIS AUTO FINANCE, INC.

[Corporate Seal]


   By:


     Title:

     Name:

Attest:


Title:




SECTION 2.03.       Form of Reverse of Security.

     This Security is one of a duly authorized issue of Securities of the Company designated as its 12%
Exchangeable Subordinated Notes Due 2004 (herein called the "Securities"), limited in aggregate principal amount to $21,333,333 issued under an Indenture, dated as of April 30, 1997 (herein called the "Indenture"), between the Company and Norwest
Bank, N.A. as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are authenticated and delivered. The
Securities are issuable in "registered form" only (as such term is defined in Section 163(f), 871(h)(2) and 881(c)(2) of the Code) without coupons in the minimum denomination of $1,000 and any integral multiple of one dollar.

     Subject to and upon compliance with the
provisions of the Indenture, the Holder of this Security, is entitled, at his option, at any time after April 30, 1997 and before the close of business on April 30, 2004, to exchange this Security (or any portion of the principal amount hereof that is a minimum of $1,000 and an integral multiple of one dollar provided that the unexchanged portion of such principal amount is $1,000 or any amount in excess thereof) at the principal amount hereof or of such portion, into fully paid and nonassessable shares of Preferred Stock at an Exchange Price equal to $1,000.00 aggregate principal amount of Securities for each share of Preferred Stock by surrender of this Security, duly endorsed or assigned to the Company or in blank, and accompanied by the exchange notice hereon duly executed, to the Company at the Corporate Trust Office of the Trustee, or at such other office or agency as the Company may designate (an
"Exchange Agent") (subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of any Exchange Agent) for such purpose; provided, however, that if this Security (or a portion hereof) has been called for redemption on a Redemption Date occurring during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date and is surrendered for exchange during such period, then no payment or adjustment shall be required of the Holder of this Security upon such surrender with respect to interest payable hereon on such Interest Payment Date. In the event of an exchange, the Holder of this Security shall be entitled to receive on the next Interest Payment
Date, accrued interest from the Interest Payment Date immediately preceding the exchange of this Security to the date this Security is surrendered for exchange. No payment or adjustment is to be made on exchange of this Security (or any portion hereof) for dividends on the Preferred Stock issued on exchange. The delivery to the Holder of the fixed number of shares of Preferred Stock (together with any cash adjustment, as provided in the Indenture) for which the Security is exchanged shall be deemed to satisfy the Company's obligation to pay the principal amount of the Security.
Where necessary, upon exchange, the Parent will issue fractional shares of Preferred Stock. In addition, the Indenture provides that in the case of certain consolidations or mergers to which The Aegis
Consumer Funding Group, Inc. (the "Parent") is a party or the conveyance, transfer, sale or lease of all or substantially all of the property and assets of the Parent, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then Outstanding, will be exchanged thereafter, during the period this Security shall be redeemable as specified above, only for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, transfer, sale or lease by a holder of the number of shares of Preferred Stock for which this Security could have been exchanged (assuming the redemption of the shares of Preferred Stock) immediately prior to such consolidation, merger, conveyance, transfer, sale or lease (assuming such holder of Preferred Stock was not a Constituent
Person, failed to exercise any rights of election and received per share the kind and amount of securities, cash and other property received per share by a plurality of Non-Electing Shares).

     The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, at any time, and from time to time, in whole or in part, at the election of the Company, at a Redemption Price equal to 100% of the principal amount, together with accrued interest to the Redemption Date; provided, however, that interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities (or any Predecessor Securities) of record at the close of business on the relevant Record
Dates referred to on the face hereof all as provided in the Indenture.

     In the event that the Securities are redeemed, in whole or in part, prior to April 30, 2004, Warrants shall be issued by the Parent upon such redemption granting the Person previously holding the redeemed
Security rights to purchase, for cash in an amount equal to the principal amount of the Securities so redeemed, a number of shares of Preferred Stock equivalent to the number of shares of Preferred Stock
(or other securities or property) such Person could have received pursuant to the exchange rights provided by the redeemed Securities.

     In the event of redemption or exchange of this Security in part only, a new Security or Securities for the unredeemed or unexchanged portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     In any case where the due date for the
payment of the principal of or interest on any Security or the last day on which a Holder of a Security has a right to exchange his Security shall be, at any Place of Payment or Place of Exchange, as the case may be, a day on which banking institutions at such Place of Payment or Place of Exchange are authorized or obligated by law or executive order to close, then payment of principal, or interest, or delivery for exchange of such Security need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption, or by such last day for exchange, and no interest shall accrue on the amount so payable for the period after such date so long as payment is made on the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close.

      The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

     If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time
Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.
Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security on the respective Stated
Maturities expressed herein (or in the case of redemption, on the Redemption Date) or to exchange this Security or issue Warrants as provided in the Indenture.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to it and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities
Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein or for the enforcement of the right to exchange or redeem this Security as provided in the Indenture.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for that purpose pursuant to Section 10.03 of the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon, one or more new Securities, of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security and not defined herein but which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                ABBREVIATIONS

     The following abbreviations, when used in the inscription of the face of this Security, shall be construed as though they were written out in full according to applicable laws or regulations:

TENCOM  -     as tenants in common               UNIF
              GIFT MIN ACT-__________________
TENENT  -     as tenants by the entiretie   (Cust)
JT TEN   -    as joint tenants with right as
              Custodian for __________________
              under of survivorship and not as

          (Minor)
          tenants in common
     Uniform Gifts to Minors Act of

     _______________

               (State)
     Additional abbreviations may also be used though not in the above list.


SECTION 2.04.       Form of Trustee's Certificate
of Authentication.

     This is one of the Securities referred to in the within-mentioned Indenture.

                 [TRUSTEE],
                              as
Trustee


                         By:

                             Authorized
Signatory


SECTION 2.05.       Form of Transfer Notice.

     Assignment of this Security requires
completion of the form below and obtaining a
Medallion Guarantee:
     The undersigned Holder hereby sell(s),
assign(s) and transfer(s) unto __________________
and whose taxpayer identification number is
_____________________ and whose address is
____________________________________________
the within Security and all rights thereunder, hereby irrevocably constituting and appointing
_____________________ attorney-in-fact to transfer this Security on the books of the Company with full power of substitution in the premises.

Dated:                             Name:



                              By:


          Name:

     Title:

     MUST BE MEDALLION GUARANTEED

NOTICE: The signature of the Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without enlargement or any change whatsoever.


SECTION 2.06.       Form of Exchange Notice.

     The undersigned Holder of this Security
hereby irrevocably exercises the option to exchange this Security, or any portion of the principal amount hereof (which is a minimum amount of $1,000 and an integral multiple of one dollar provided that the unexchanged portion of such principal amount is $1,000 or any amount in excess thereof) below designated, for shares of Preferred Stock in accordance with the terms of the Indenture referred to in this Security, and directs that such shares, together with any Securities representing any unexchanged principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Preferred Stock or Securities are to be registered in the name of a Person other than the undersigned,
(a) the undersigned will pay all transfer taxes payable with respect thereto and (b) signature(s) must be Medallion Guaranteed. If unexchanged Securities are to be registered in the name of a Person other than the undersigned, a Transfer Notice duly executed and with signatures Medallion Guaranteed accompanies this
Security. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated:

Portion of Security to be exchanged
($1,000.00 or a greater amount in an integral multiple of one dollar):
$



Signature (for exchange only)

MUST BE MEDALLION GUARANTEED IF THE
PREFERRED STOCK IS TO BE ISSUED IN A
NAME OTHER THAN THE REGISTERED
HOLDER OF THE SECURITY




If shares of Preferred Stock are to be issued and registered otherwise than to the registered Holder named above, please print or typewrite name and address, including zip code, and social security or other taxpayer identification number.












SECTION 2.07.  Form of Warrant.

     [If applicable, insert:]  THE SECURITY
REPRESENTED HEREBY HAS NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF
1933, AS AMENDED (THE "SECURITIES ACT"),
AND IS A RESTRICTED SECURITY AS THAT
TERM IS DEFINED IN RULE 144 UNDER THE
SECURITIES ACT. THIS SECURITY MAY NOT
BE OFFERED FOR SALE, SOLD, OR OTHERWISE
TRANSFERRED EXCEPT PURSUANT TO AN
EFFECTIVE REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OR PURSUANT
TO AN EXEMPTION FROM REGISTRATION OR
QUALIFICATION UNDER THE SECURITIES ACT
AND APPLICABLE STATE SECURITIES LAW,
THE AVAILABILITY OF WHICH IS TO BE
ESTABLISHED TO THE SATISFACTION OF THIS
CORPORATION, INCLUDING, WITHOUT
LIMITATION, BY DELIVERY OF AN OPINION
OF COUNSEL IN FORM AND SCOPE
SATISFACTORY TO THE CORPORATION AS TO
THE AVAILABILITY OF SUCH EXEMPTION.

No.  ________________ Warrants
   VOID AFTER 5:00 P.M. NEW YORK CITY TIME

              ON APRIL 30, 2004

     THE AEGIS CONSUMER FUNDING, GROUP,
INC.

             Warrant Certificate

          THIS CERTIFIES THAT for value
received ______________ or registered assigns is the owner of the number of Warrants set forth above, each of which entitles the owner thereof to purchase at any time from __________ __, ___, until 5:00 p.m., New
York City time on April 30, 2004, (the "Warrant
Expiration Date"), ___ fully paid and nonassessable shares of the Class D Redeemable Preferred Stock, par value $.10 per share (the "Preferred Stock"), of The
Aegis Consumer Funding Group, Inc., a Delaware corporation (the "Company"), at the purchase price of $1,000.00 per share (the "Exercise Price"), upon presentation and surrender of this Warrant Certificate, together with the Form of Election to Purchase duly executed and payment in New York Clearing House or other funds acceptable to the Company of the aggregate Exercise Price for the Warrants so exercised. The number of Warrants evidenced by this Warrant Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Exercise Price per share set forth above, are the number and Exercise Price as of the date of original issuance of the Warrants, based on the shares of Common Stock of the Company as constituted at such date.

          This Warrant Certificate, with or
without other Warrant Certificates, upon surrender at the principal office of the Company, may be exchanged for another Warrant Certificate or Warrant
Certificates of like tenor and date evidencing Warrants entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Warrants evidenced by the Warrant Certificate or Warrant
Certificates surrendered entitled such holder to purchase. If this Warrant Certificate shall be exercised in part, the holder hereof shall be entitled to receive upon surrender hereof another Warrant
Certificate or Warrant Certificates for the number of whole Warrants not exercised.

          To the extent applicable, fractional
shares of Preferred Stock will be issued upon the exercise of any Warrant or Warrants evidenced hereby.

          No holder of this Warrant Certificate
shall be entitled to receive dividends or be deemed to be the holder of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until the Warrant or Warrants evidenced by this Warrant Certificate shall have been exercised and the shares shall have become deliverable as provided herein.

          If this Warrant shall be surrendered for exercise within any period during which the transfer books for the Company's Preferred Stock or other class of stock purchasable upon the exercise of this Warrant are closed for any purpose, the Company shall not be required to make delivery of certificates for shares purchasable upon such exercise until the date of the reopening of said transfer books.

          IN WITNESS WHEREOF, THE
AEGIS CONSUMER FUNDING GROUP, INC. has
caused the signature (or facsimile signature) of its President and its Secretary to be printed hereon and its corporate seal (or facsimile) to be printed hereon.

Dated:  __________, ____
THE AEGIS CONSUMER FUNDING GROUP, INC.



By:_________________________
Name:
Title:


[Corporate Seal]

Attest:
_____________________________
Name:
Title:  Secretary


SECTION 2.08.  Form of Warrant Exercise.

TO:  THE AEGIS CONSUMER FUNDING
     GROUP, INC.

          The undersigned hereby irrevocably
elects to exercise Warrants represented by this Warrant
Certificate to purchase the shares of Preferred Stock issuable upon the exercise of such Warrants and payment of the Exercise Price as set forth in the Warrant Certificate and requests that certificates for such shares be issued in the name of:

Please insert social security or other
          identifying number

______________________________________
______________________________________

_____________________________________________
____________________
(Please print name and address)

_____________________________________________
____________________
If such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, a new
Warrant Certificate for the balance remaining of such Warrants shall be registered in the name of and delivered to:

Please insert social security number or other identifying number

______________________________________
______________________________________

_____________________________________________
____________________
(Please print name and address)

_____________________________________________
___________________

Dated:  ______________, 199_

     ______________________________

          Sign
          MUST BE MEDALLION GUARANTEED IF THE
          PREFERRED STOCK IS TO BE ISSUE DINA
          NAME  OTHER THAN THE  REGIS
          TERED HOLDER OF THE SECURITY


SECTION 2.09.  Form of Warrant
Assignment.

          FOR VALUE RECEIVED,
________________________ hereby sells, assigns and
transfers unto                         this Warrant
Certificate, together with all right, title and interest herein, and does hereby irrevocably constitute and appoint ________________, to transfer the within Warrant Certificate on the books of the within-named
Company, with full power of substitution.


Dated:    _______________, 199_



Signature __________________


     MUST BE MEDALLION GUARANTEED


                   NOTICE

          The signature on the foregoing
Assignment must correspond to the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.


                 ARTICLE III

               The Securities


SECTION 3.01.       Title and Terms.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $21,333,333 except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other
Securities pursuant to Section 3.04, 3.05, 3.06, 9.06,
11.08 or 13.02. The Securities shall be known and designated as the "12% Exchangeable Subordinated
Notes Due 2004" of the Company.  Their Stated
Maturity shall be April 30, 2004, and they shall bear interest at the rate of 12% per annum, from the date of issuance or from the most recent Interest Payment
Date to which interest has been paid or duly provided for,as the case may be, payable semi-annually in arrears on May 1 and November 1 in each year, commencing November 1, 1998 until the principal thereof is paid or made available for payment, and to the fullest extent permitted by law, at the rate of 14% per annum, compounded semiannually, on any overdue principal and, to the extent permitted by law, on any overdue interest.

     The principal of and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose pursuant to
Section 10.03; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto at such address as shall appear in the Security
Register.

     The Securities shall be redeemable as provided in Article Eleven and Article Fourteen.

     The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article
Twelve.

     The Securities shall be exchangeable as
provided in Article Thirteen.

     The Securities shall be entitled to the benefit of the Collateral Documents and Guaranty as provided in Article Fifteen.


SECTION 3.02.       Denominations.

     The Securities shall be issuable only in registered form, without coupons, in the minimum denomination of $1,000 and only in integral multiples of one dollar.


SECTION 3.03.       Execution, Authentication,
Delivery and Dating.

     The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice
Chairman of the Board, its President or one of its Vice
Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant
Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company
Order for the authentication and delivery of such Securities; and the Trustee, in accordance with such Company Order, shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.





SECTION 3.04.       Temporary Securities.

     Pending the preparation of definitive
Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities are issued, the
Company will cause definitive Securities to be prepared without unreasonable delay. After, the preparation of definitive Securities, the temporary
Securities shall be exchangeable for definitive
Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 10.03, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.


SECTION 3.05.  Registration, Registration of
               Transfer and Exchange,
               Restrictions on Transfer.

     (a)  The Company shall cause to be kept at
the Corporate Trust Office of the Trustee a register
(the register maintained in such office and in any other office or agency designated pursuant to Section 10.03 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Security
Register shall be maintained in such a fashion so that the Securities will be maintained in "registered form" within the meaning of Section 163(f), 871(h)(2) and 881(c)(2) of the Code. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     (b)  Upon surrender for registration of
transfer of any Security at an office or agency of the Company designated pursuant to Section 10.04 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture; provided, however, that the Trustee shall not register the transfer of such Security unless the conditions in Section 3.05(c) shall have been satisfied.
The Holder of each Security, by such Holder's acceptance thereof, agrees to be bound by the transfer restrictions set forth herein and in the legend on such Security,

     (c)  A Holder presenting a Security for
transfer hereby and thereby agrees that such Security may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act of 1933 or pursuant to an exemption from registration under the Securities
Act of 1933, the availability of which is to be established to the satisfaction of this corporation, and in each case in accordance with any applicable securities law of any state of the United States or any other applicable jurisdiction, and that the Company may require that such Holder deliver an opinion of counsel, certification or other information acceptable to it in form and substance to establish the availability of any such exemption and the compliance with applicable federal or state securities laws.

     (d)  At the option of the Holder, Securities
may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at an office or agency of the Company designated pursuant to Section 10.03. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     (e)  All Securities issued upon any
registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     (f)  Every Security presented or
surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

     (g)  No service charge shall be made for
any registration of transfer or exchange of Securities;
but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06, 11.08 or 13.02 not involving any transfer.

     (h)  The Company shall not be required
(i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 11.04 and ending at the close of business on the day of such mailing or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     (i)  Each Security shall, to the extent
applicable and in addition to other legends that may be required by state or federal securities laws, bear the following legend:

     "THE SECURITY REPRESENTED HEREBY
     HAS NOT BEEN REGISTERED UNDER
     THE SECURITIES ACT OF 1933, AS
     AMENDED (THE "SECURITIES ACT"),
     AND IS A RESTRICTED SECURITY AS
     THAT TERM IS DEFINED IN RULE 144
     UNDER THE SECURITIES ACT. THIS
     SECURITY MAY NOT BE OFFERED FOR
     SALE, SOLD, OR OTHERWISE
     TRANSFERRED EXCEPT PURSUANT TO
     AN EFFECTIVE REGISTRATION
     STATEMENT UNDER THE SECURITIES
     ACT OR PURSUANT TO AN EXEMPTION
     FROM REGISTRATION OR
     QUALIFICATION UNDER THE
     SECURITIES ACT AND APPLICABLE
     STATE SECURITIES LAWS, THE
     AVAILABILITY OF WHICH IS TO BE
     ESTABLISHED TO THE SATISFACTION
     OF THIS CORPORATION, INCLUDING,
     WITHOUT LIMITATION, BY DELIVERY
     OF AN OPINION OF COUNSEL, IN FORM
     AND SUBSTANCE SATISFACTORY TO
     THE CORPORATION, AS TO THE
     AVAILABILITY OF SUCH EXEMPTION."


SECTION 3.06.       Mutilated, Destroyed, Lost
and Stolen Securities.

     If any mutilated Security is surrendered to the Trustee, the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be satisfactory to them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security issued pursuant to this
Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen
Securities.


SECTION 3.07.       Payment of Interest: Interest
Rights Preserved.

     Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest
Payment Date shall be paid to the Person in whose name that Security (or any Predecessor Securities) is registered at the close of business on the Regular
Record Date for such interest.

     Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted
Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted
Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1)  The Company may elect to
     make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special
     Record Date for the payment of such
     Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and, at the same time, the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest, which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record
     Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class, postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor
     Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following
     Clause (2).

          (2)  The Company may make
     payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any automated quotation system or securities exchange on which the Securities may be quoted or listed, and upon such notice as may be required by such quotation system or exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue interest, which were carried by such other Security.

     In the case of any Security which is exchanged for Preferred Stock, interest which shall be payable on the next such Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at time such Security is presented to the Trustee for exchange.


SECTION 3.08.       Persons Deemed Owners.

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 3.07) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.


SECTION 3.09.       Cancellation.

     All Securities surrendered for payment,
redemption, repurchase, registration of transfer, or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No
Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with the Trustee's normal procedures.




SECTION 3.10.       Computation of Interest.

     Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.


SECTION 3.11.  Provisions Relating to
Warrants.

          (a)  Upon redemption of the
Securities under Article Eleven of this Indenture, the Parent will issue Warrants to the former Holders of the Securities. The form of the Warrant shall be substantially as set forth in Section 2.07 of this Indenture and the form of Warrant Exercise shall be substantially in the form as set forth in Section 2.08 of this Indenture. The Warrants shall be executed on behalf of the Parent by the manual or facsimile signature of the present or any future President or any Vice President of the Parent, under its corporate seal, affixed or in facsimile, and attested by the manual or facsimile signature of the present or any future
Secretary or Assistant Secretary of the Parent.

(b) The Warrants shall be numbered and shall be registered in a Warrant register to be maintained by the Parent (the "Warrant Register"). The Parent shall be entitled to treat the registered holder of any Warrant on the Warrant Register (the "Warrant Holder") as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants which are registered or are to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such facts that its participation therein amounts to bad faith.

          (c)  A Warrant Holder desiring to transfer a
Warrant shall deliver the Warrant certificate to the Parent together with the proper form of assignment of Warrant as set forth in Section
2.09 of this Indenture. The Warrants will not be sold, transferred, assigned or hypothecated, in part or in whole (other than by will or pursuant to the laws of descent and distribution), except in accordance with the Securities Act of 1933, as amended. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited with the Parent in its discretion. Upon any registration of transfer, the Parent shall deliver a new Warrant or Warrants to the persons entitled thereto. The Warrants may be exchanged at the option of the Warrant Holder thereof for another Warrant, or other Warrants, of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares of Preferred Stock upon surrender to the Parent or its duly authorized agent. Notwithstanding the foregoing, the Parent shall have no obligation to cause Warrants to be transferred on its books to any person, if such transfer would violate the Securities Act of 1933, as amended, and each Warrant shall, to the extent applicable bear the legend relating to the registration requirements of such Act set forth in Section 2.07 hereof.

          (d)(i) Upon surrender to the Parent, or its duly authorized agent, of such Warrants with the form of election to purchase attached thereto duly completed and signed, with signatures
Medallion Guaranteed and upon payment to the Parent of the Exercise Price, for the number of shares in respect of which such Warrants are then exercised by the Expiration Date (as defined in the
Warrant), the Parent shall issue and sell to such Warrant Holder the number of fully paid and nonassessable shares of Preferred Stock specified in the Warrant. Payment of such Exercise Price may be made in cash or by cashier's check payable to the order of the Parent. No adjustment shall be made for any dividends on any shares of Preferred Stock issuable upon exercise of a Warrant.

          (ii) Upon each surrender of Warrants in accordance with clause (d)(i) of this Section 3.11, the Parent shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Warrant Holder of such Warrants and in such name or names as such Warrant Holder may designate, a certificate or certificates for the number of full and fractional shares of Preferred Stock so purchased upon the exercise of such Warrants, issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such shares of Preferred Stock as of the date of the surrender of the
Warrants as aforesaid and payment of the Exercise Price; provided, however, that if, at the date of surrender of such Warrants, the transfer books for the Preferred Stock or other class of securities issuable upon the exercise of such Warrants shall be closed, the certificates for the shares shall be issuable as of the date on which such books shall next be opened (whether before, on or after the Warrant Expiration Date) and until such date the Parent shall be under no duty to deliver any certificate for such shares of Preferred
Stock; provided further, however, that the transfer books of record, unless otherwise required by law, shall not be closed at any one time for a period longer than twenty (20) days. The rights of purchase represented by the Warrants shall be exercisable, at the election of the Warrant Holders thereof, either in full or from time to time in part and, in the event that any Warrant is exercised in respect of less than all of the shares issuable upon such exercise at any time prior to the Warrant Expiration Date, the Parent shall promptly issue or cause to be issued a new Warrant or Warrants relating to the remaining number of shares specified in the Warrant so surrendered.

          (e) The Parent will pay all documentary stamp taxes, if any, attributable to the issuance of the Preferred Stock upon the exercise of Warrants; provided, however, that the Parent shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any certificates for shares of Preferred Stock in a name other than that of the Warrant Holder in respect of which such shares of Preferred Stock are issued.

          (f)  In case any of the Warrants shall be
mutilated, lost, stolen or destroyed, the Parent may, in its discretion, issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Parent of such mutilation, loss, theft or destruction of such Warrant and indemnity, unless mutilated, also reasonably satisfactory to the Parent, indemnifying the
Parent for any claims arising under a Warrant that has been lost, stolen or destroyed. An applicant for such substitute Warrants shall also comply with such other reasonable regulations and pay such other reasonable charges as the Parent may prescribe.


                      ARTICLE IV

              Satisfaction and Discharge

SECTION 4.01.       Satisfaction and Discharge of Indenture.

     This Indenture shall cease to be of further effect (except as to any surviving rights of exchange or registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

     (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.05) have been delivered to the Trustee for cancellation; or

(B) all such Securities not theretofore delivered to the Trustee for cancellation

(i) have become due and payable, or

(ii) will become due and payable at their Stated Maturity, or

(iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose, (x) cash in United States Dollars, (y) non-callable obligations guaranteed by the United States of America for the payment of which obligation or guarantee the full faith and credit of the United States is pledged, or (z) a combination thereof, an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of
Securities which have become due and payable) or to the Stated Maturity of the Securities or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07, the obligations of the Trustee to any Authenticating Agent under Section
6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.05 shall survive. Funds held in trust pursuant to this
Section are not subject to the provisions of Article Twelve.


SECTION 4.02.       Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 10.05, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the Redemption Price, principal and interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section
4.01 or Section 14.01 (and held by it or any Paying Agent) for the payment of Securities subsequently exchanged or redeemed (or otherwise being held by the Trustee in Trust following, or in excess of amounts required for, satisfaction of this Indenture in accordance with Section 4.01) shall be returned to the Company upon Company Request, except for any amounts for interest as shall be payable on such Securities pursuant to Section 3.07. All funds held by the Trustee awaiting distribution shall be invested or reinvested by the
Trustee, to the extent permitted by law, at the request of and as directed in writing by the Company (the "Permitted Investments") in money market accounts having same day access to funds or other types of accounts having the same liquidity of the Trustee or any bank having a combined capital and surplus of not less than $2 billion. The Trustee need not make any Permitted Investments unless so requested by the Company. Such Permitted Investments shall be registered in the name of the Trustee. The Trustee shall pay over to the Company as requested any and all income received on the Permitted Investments.



                       ARTICLE V

                       Remedies



SECTION 5.01.       Events of Default.

               "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Twelve or be voluntary or involuntary or be affected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (1)  default in the payment of the principal or Redemption
Price of any Security (or portion thereof) at its Maturity, whether or not such payment is prohibited pursuant to Article Twelve; or

     (2) default in the payment of any interest upon any Security when it becomes due and payable, whether or not such payment is prohibited pursuant to Article Twelve; or

     (3) default in the performance, or breach, of any covenant, agreement or warranty of the Company in this Indenture (other than a covenant, agreement or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of
30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (4)  the occurrence of a Change in Control; or

     (5) a default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Company, the Parent or any Subsidiary of the Company or the Parent in excess of $2,000,000, whether such Indebtedness now exists or shall hereafter be created, which default shall have resulted
     in such Indebtedness becoming or being declared due and payable prior to the date it would otherwise have become due and payable; provided, however, that if such default under such mortgage, indenture or instrument shall be remedied or cured or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Holders of the Securities; and provided, further, that the Trustee (subject to Sections 6.01 and 6.02) shall not have any rights, duties, liabilities or responsibilities with respect to such default unless and until the Trustee shall have
     received written notice thereof at the Corporate Trust Office from the Company, the trustee under any such mortgage, indenture or instrument, the holder or holders of any such indebtedness or the agent of any such holder or holders or the Holder or Holders of any Outstanding Securities; or

          (6) the entry of one or more judgments or orders that exceed $2,000,000 in the aggregate for the payment of money by a court or courts of competent jurisdiction against the Company, the Parent or any Subsidiary of the Company or the Parent and such judgment or judgments have not been satisfied, stayed, annulled or rescinded within 30 days of entry; or

          (7) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company, the Parent or any Subsidiary of the Company or the Parent in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company, the Parent or any Subsidiary of the Company or the Parent a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, the Parent or any Subsidiary of the Company or the Parent under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee,
     sequestrator or other similar official of the Company, the Parent or any Subsidiary of the Company or the Parent or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (8)  the commencement by the Company, the
     Parent or any Subsidiary of the Company or the Parent of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company, the Parent or any Subsidiary of the Company or the Parent in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of
     a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent
     by the Company, the Parent or any Subsidiary of the Company or the Parent to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company, the Parent or any Subsidiary of the Company or the Parent or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability
     to pay its debts generally as they become due, or the taking of corporate action by the Company, the Parent or any Subsidiary of the Company or the Parent in furtherance of any such action; or

          (9) default in the performance under, or breach of any of the Collateral Documents by the Company, the Parent or any Subsidiary of the Company or the Parent and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to
     the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (10) default in the performance, or breach, of any covenant, agreement or warranty of the Parent under the Guaranty, and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities a written notice specifying such default breach, revocation or repudiation and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (11) revocation or repudiation by the Parent of the Guaranty; or

          (12) the failure of any Lien granted under any of the Collateral Documents to continue to be effective or perfected and continuance of such failure for a period of 10 days.


SECTION 5.02.  Acceleration of Maturity; Rescission and
Annulment.

     If an Event of Default (other than an Event of Default specified in paragraph (1), (2), (7) or (8) of Section 5.01) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal and all accrued interest thereon shall become immediately due and payable. If an Event of Default specified in Section 5.01(1)
or (2) occurs and is continuing, the Holder of any Outstanding Security may, by notice in writing to the Company (with a copy to the Trustee), declare the principal of such Security to be due and payable immediately, and upon any such declaration such principal and any accrued interest thereon shall become immediately due and payable. If an Event of Default specified in Section 5.01(7) or 5.01(8) occurs and is continuing, the principal of, and any accrued interest on, all Outstanding Securities shall ipso facto become due and payable without any declaration or other Act on the part of the Trustee or any Holder.

     At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, as hereinafter in this Article Five provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

     (1) the Company has paid or deposited with the Trustee, a sum sufficient to pay

     (A)  all overdue interest on all Securities,

     (B) the principal of any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

     (C) to the extent that payment of such interest is lawful, interest upon overdue interest at a rate of 14% per annum, and

     (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2)  all Events of Default, other than the
     non-payment of the principal of Securities which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission or annulment referred to above shall affect any subsequent default or Event of Default or impair any right consequent thereon.


SECTION 5.03.  Collection of Indebtedness and Suits for
               Enforcement by Trustee.

     The Company covenants that if

     (1) default is made in the payment of any interest on any Security when such interest becomes due and payable, or

     (2) default is made in the payment of the principal or Redemption Price of any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest, and to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and on any overdue interest, at a rate of 14% per annum, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may enforce all rights granted under the Collateral Documents, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the
Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


SECTION 5.04.       Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities, the property of the Company or of such other obligor, or the creditors of either, the Trustee (irrespective of whether the principal of, and any interest on, the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (1)  to file and prove a claim for the whole
     amount of principal and interest owing and unpaid in respect of the Securities and take such other actions, including participating as a member, voting or otherwise, of any official committee of creditors appointed in such matter, and to file such other papers or documents, in each of the foregoing cases, as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities allowed in such judicial proceeding, and

          (2) to collect and receive any moneys or other property payable or deliverable on any such claim and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any
     such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any
Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any
Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding; provided, however, that the Trustee may, on behalf of such Holders, vote for the election of a trustee in bankruptcy or similar official.


SECTION 5.05.  Trustee May Enforce Claims Without
               Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the
Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.


SECTION 5.06.       Application of Money Collected.

     Subject to Article Twelve, any money collected by the Trustee pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment, if only partially paid, and upon surrender thereof, if fully paid:

          FIRST:    To the payment of all amounts due
     the Trustee under Section 6.07;

          SECOND:   To the payment of the amounts then
     due and unpaid for principal of and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively; and

          THIRD:    Any remaining amounts shall be
     repaid to the Company.



SECTION 5.07.       Limitation on Suits.

     No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee;

          (3) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (4) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.


SECTION 5.08.  Unconditional Right of Holders to Receive
               Principal and Interest and to Exchange.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to
Section 3.07) interest on such Security on the respective Stated Maturities expressed in such Security (or in the case of redemption, on the Redemption Date), to exchange such Security in accordance with Article Thirteen, and to institute suit for the enforcement of any such payment and right to exchange; and such rights shall not be impaired without the consent of such Holder.


SECTION 5.09.  Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the
Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


SECTION 5.10   Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


SECTION 5.11   Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


SECTION 5.12   Control by Holders.

     The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 5.13   Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the Outstanding Securities may, on behalf of the Holders of all the
Securities, waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of or interest on any Security, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding
     Security affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.14   Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that the provisions of this Section 5.14 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than ten (10) percent in principal amount of Outstanding Securities, or to any suit instituted by any Holder of any
Security for the enforcement of the payment of the principal of, or interest on any Security, or to any suit for the enforcement of the right to exchange any Security in accordance with the provisions of Article Thirteen.


SECTION 5.15   Waiver of Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, usury or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee but will suffer and permit the execution of every such power as though no such law had been enacted.


                      ARTICLE VI

                      The Trustee


SECTION 6.01.  Certain Duties and Responsibilities.

     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this
Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such persons own affairs.

     (b)  Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the
Trustee
     and conforming to the requirements of the Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own misconduct, except that

          (1) this paragraph (c) shall not be construed to limit the effect of paragraph (b) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.


SECTION 6.02.  Notice of Defaults.

     Within 30 days after the occurrence of any default hereunder as to which the Trustee has received written notice, the Trustee shall give to all Holders of Securities, in the manner provided in Section
1.06, notice of such default, unless such default shall have been cured or waived; provided, however, that in the case of any default of the character specified in Section 5.01(3), no such notice to Holders of Securities shall be given until at least 30 days after the occurrence of such default so long as the Trustee shall have given notice to the Company demanding that the Company cure such default. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both, would become, an Event of Default.


SECTION 6.03.  Certain Rights of Trustee.

     Subject to the provisions of Section 6.01:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, other certificate, statement, instrument,
     opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b)  any request or direction of the Company
     mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c)  whenever in the administration of this
     Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on their part, conclusively rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it
     against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution,
     certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine
     the books, records and premises of the Company, personally or by agent or attorney, during reasonable business hours and after reasonable notice; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.


SECTION 6.04.  Not Responsible for Recitals or Issuance of
               Securities.

     The recitals contained herein and in the Securities, except the
Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.


SECTION 6.05.  May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.


SECTION 6.06.  Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law.

The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company in writing.


SECTION 6.07.  Compensation and Reimbursement.

     The Company agrees

          (1)  to pay to the Trustee from time to time
     reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2)  except as otherwise expressly provided
     herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee and its directors, officers, employees and agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of
or
     in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     The Trustee shall have a claim prior to the Securities as to all property and funds properly held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 6.07, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

     When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(7) or
Section 5.01(8), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

     The provisions of this Section shall survive the termination of this Indenture.

     "Trustee" for purposes of this Section 6.07 shall include any predecessor Trustee, but the negligence or bad faith of any Trustee shall not affect the indemnification of any other Trustee.


SECTION 6.08.  Disqualification; Conflicting Interests.

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act at a time when such Act is applicable, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.


SECTION 6.09.  Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority, in good standing and having an established place of business in Minneapolis, Minnesota. If such person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 6.09, it shall resign immediately in the manner and with the effect hereinafter specified in this Article and a successor shall be appointed pursuant to Section 6.10.


SECTION 6.10.  Resignation and Removal; Appointment of
               Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor
Trustee under Section 6.11.

     (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within
30 days after the giving of such notice of resignation, the resigning
Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding
Securities, delivered to the Trustee and to the Company.

     (d)  If at any time:

          (1)  the Trustee shall fail to comply with Section
     6.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2)  the Trustee shall cease to be eligible under
     Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public
     officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation,

then in any such case, (i) the Company, by a Board Resolution, may remove the Trustee or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall forthwith, upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 1.06.
Each
notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

     (g) No retiring Trustee shall be liable for the acts or omissions of any successor Trustee hereunder.

     (h) All fees, charges and expenses of the retiring Trustee shall become immediately due and payable upon the appointment of a successor Trustee hereunder.


SECTION 6.11.  Acceptance of Appointment by Successor.

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor
Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


SECTION 6.12.  Merger, Conversion, Consolidation or
               Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee (including the trust created by this Indenture), shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.



SECTION 6.13.  Preferential Collection of Claims Against
               Company.

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


SECTION 6.14.  Appointment of Authenticating Agent.

     The Trustee may appoint an Authenticating Agent or Agents reasonably acceptable to the Company which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial exchange or partial redemption, or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this
Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating
Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or exchanged or with which it may be consolidated, or any corporation resulting from any merger, exchange or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an
Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.07.

     If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

This is one of the Securities described in the within-mentioned
Indenture.

     [TRUSTEE]
     As Trustee

By:  [Authenticating Agent]
as Authenticating Agent
By:
     Authorized Signatory



                      ARTICLE VII

   Holders' Lists and Reports by Trustee and Company


SECTION 7.01.  Company to Furnish Trustee Names and
               Addresses of Holders.

     The Company will furnish or cause to be furnished to the Trustee

          (a) semiannually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of
a
     date not more than 15 days prior to the time such list is furnished; provided that such list need not be furnished by the Company so long as the Trustee is acting as Security Registrar.


SECTION 7.02.  Preservation of Information;
               Communications to Holders.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this
Indenture
     or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder, by receiving and holding the Securities, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.


SECTION 7.03.  Reports by Trustee.

          (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture
     Act at the times and in the manner provided pursuant thereto.

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee if and when the Securities are listed on
     any stock exchange.


SECTION 7.04.  Reports by Company.

     The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.



                     ARTICLE VIII

 Consolidation, Merger, Conveyance, Transfer or Lease


SECTION 8.01.  Company May Consolidate, Etc., Only on
               Certain Terms.

     The Company (a) shall not consolidate with or merge into any other Person or, directly or indirectly, convey, transfer, sell, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person and (b) shall not permit any Person to consolidate or merge with or into the Company or convey, transfer, sell, lease or otherwise dispose of such Person's properties and assets substantially as an entirety to the Company, in one transaction or a series of transactions, unless:

          (1) in case the Company shall consolidate with or merge into another Person or convey, transfer, sell, lease or otherwise dispose of its properties and assets substantially as
     an entirety to any Person, the Person formed by such consolidation or into or with which the Company is merged or the Person which acquires by conveyance, transfer or sale, or which leases or otherwise acquires, the properties and assets of the Company substantially as an entirety shall be a corporation, limited liability company, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the
     Company under the Securities; and

          (2)  immediately after giving effect to such
     transactions, no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease, and if a supplemental indenture is required in connection with such transactions, such supplemental indenture, comply with this Indenture and that all conditions precedent herein provided for relating to such transactions have been complied with.


SECTION 8.02.  Successor Substituted.

     Upon any consolidation or merger of the Company with or into any other Person, or any conveyance, transfer, sale or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.01, the successor Person formed by such consolidation or merger or into or with which the Company is merged or to which such conveyance, transfer, sale or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.



                      ARTICLE IX

                Supplemental Indentures


SECTION 9.01.  Supplemental Indentures Without Consent
               of Holders.

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

          (3) to add any additional Events of Default with respect to the Securities; or

          (4)  to secure the Securities; or

          (5)  to make provision with respect to the
     exchange rights of Holders pursuant to the requirements of
     Section 13.10; or

          (6) to cure any ambiguity, defect or inconsistency to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided that such action pursuant to this Clause (6) shall not adversely effect the interests of the Holders in any material respect.


SECTION 9.02.  Supplemental Indentures With Consent of
               Holders.

     With the written consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by the Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon
or
     the amounts payable upon the redemption or repurchase thereof or change any Place of Payment where, or the place or currency in which, any Security or interest thereon or any other amount in respect thereof is payable, or impair the right
     to institute suit for the enforcement of any payment in respect of any Security on or after the Stated Maturity thereof (or in the case of redemption, on or after the Redemption Date), or, except as provided by Section 13.11, adversely effect the right to exchange any Security as provided in Article Thirteen, or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders, or

          (2) reduce the percentage in principal amount of the Outstanding Securities the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3)  modify the obligation of the Company to
     maintain an office or agency in Jersey City, New Jersey pursuant to Section 10.04, or

          (4) modify any of the provisions of this Section, or Section 5.13, except to increase any percentage contained herein or therein or to provide that certain other provisions of
     this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

          (5) modify the provisions of Article Eleven, Article Twelve, Article Thirteen or Article Fourteen in a manner adverse to the Holders.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.



SECTION 9.03.  Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and an Officers' Certificate stating that all conditions precedent to the execution of such supplemental indenture have been fulfilled. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


SECTION 9.04.  Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article Nine, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this
Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


SECTION 9.05.  Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the Trust
Indenture
Act, as then in effect.


SECTION 9.06.  Reference in Securities to Supplemental
               Indentures.

     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


SECTION 9.07.  Notice of Supplemental Indentures.

     Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 9.02, the Company shall, or shall cause the Trustee to, give notice to all Holders of Securities of such fact, setting forth in general terms the substance of such supplemental indenture, in the manner provided in Section 1.06. Any failure of the Company or the Trustee to give such notice, or any defect therein, shall not in any way impair or effect the validity of any such supplemental indenture.

                       ARTICLE X

                       Covenants


SECTION 10.01. Payment of Principal and Interest.

     The Company will duly and punctually pay the principal and Redemption Price of and interest on the Securities in accordance with the terms of the Securities and this Indenture.


SECTION 10.02. Limitation on Indebtedness.

     The Parent and the Company shall not, after the date hereof, without the written consent of the Holders of not less than a majority in principal amount of the Outstanding Securities create, incur, assume, guarantee or otherwise become liable with respect to, or extend the maturity of or become responsible for, contingently or otherwise, any Indebtedness, except (A)(i) Indebtedness extending, renewing or refunding any Indebtedness of the Company or the Parent or any of their respective Subsidiaries in existence on the date of this Indenture as set forth in Exhibit B to this Indenture provided;
that, the amount of any extended, renewed or refunded Indebtedness does not exceed the amount of Indebtedness outstanding immediately prior to such extension, renewal or refunding, which outstanding Indebtedness shall be deemed to include any interest, fees or other amounts owed on or with respect to such Indebtedness being extended, renewed or refunded, (ii) obligations in respect of purchase money and capital lease obligations incurred in the ordinary course of business in an amount not to exceed $2.0 million per year or $7.5 million in the aggregate at any one time outstanding, (iii) obligations in respect of interest rate swap, cap, collar or similar contracts intended to protect against fluctuations in interest rates and entered into in the ordinary course of business, (iv) Indebtedness which by its terms is fully subordinated to the Securities, and (v) loans to fund the purchase or holding of automobile finance contracts or other working capital needs of the Parent or the Company, as the case may be and
(B) if an Event of Default shall have occurred and be continuing at the time of such incurrence of Indebtedness specified in clause (A) above, or if an Event of Default shall occur as a consequence thereof, only if the Company shall have deposited with the Trustee sufficient moneys to pay all principal of and interest on, or the Redemption Price of, the Outstanding Securities at the Stated Maturities or the Redemption Date thereof, as the case may be.


SECTION 10.03. Limitation on Liens.

     The Company shall not, directly or indirectly, create, incur, issue, assume or suffer to exist any Lien upon any of its properties or assets, whether owned at the date of this Indenture or thereafter acquired, securing any Indebtedness or other obligation, except
(a) the Liens created hereunder and under the Collateral Documents,
(b) Permitted Liens, and (c) Liens created through the incurrence of any additional Indebtedness permitted by clauses (i), (iii) and (v) of
Section 10.02; provided, however, that (A) with respect to Indebtedness permitted by clause (ii) of Section 10.02, the Company shall be allowed to create, incur, issue or assume Liens only on the property or assets purchased or leased in connection with such Indebtedness, (B) with respect to Indebtedness permitted by clause
(iii) of Section 10.02, the Company shall not be allowed to create, incur, issue or assume Liens on the Collateral and (C) with respect to
Indebtedness permitted by clause (v) of Section 10.02, the Company shall be allowed to create, incur, issue or assume Liens only on the automobile finance contracts purchased or held in connection with such Indebtedness.


SECTION 10.04. Maintenance of Office or Agency.

     The Company will maintain in Jersey City, New Jersey an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the
Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies (in or outside the Jersey City, New Jersey) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in Jersey City, New Jersey for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.


SECTION 10.05. Money for Security Payments to Be Held in
               Trust.

     If the Company shall act as its own Paying Agent, it will, on or before each due date of the principal of, or interest on any of the
Securities (or any Redemption Date), segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, or interest (or, as provided in Section 11.06, the Redemption Price and accrued interest) so becoming due until such sums shall be paid to such Persons or be otherwise disposed of as herein provided, and the Company will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying
Agents, it will, on or prior to 10:00 a.m. on each due date of the principal of, or interest on any Securities (including any Redemption
Date), deposit with such Paying Agent(s) a sum in immediately available funds on the payment date sufficient to pay the principal, or interest (or Redemption Price) so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1)  comply with the provisions of the Trust
     Indenture Act applicable to it as a Paying Agent;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal or interest; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held by such Paying
     Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the
Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease;
provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.


SECTION 10.06. Statement by Officers as to Default.

     The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, an Officers' Certificate stating whether or not, to the best knowledge of the signers thereof, the Company is in compliance on such date with all terms, provisions, conditions and covenants hereunder (without regard to any period of grace or requirement of notice provided hereunder). If the signers know of any default or Event of Default, the Officer's Certificate shall describe each such default or Event of
Default and its status and the specific section or sections of this Indenture in connection with which such default or Event of Default has occurred.

     The Company will deliver to the Trustee, within five
Business Days of becoming aware of any default or Event of Default under this Indenture, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto. For the purpose of this Section, the term "default" means any event which is or, after notice or lapse of time or both, would become an Event of Default.

     Any notice required to be given under this Section 10.06 shall be delivered to the Trustee at its Corporate Trust Office.


SECTION 10.07. Existence.

     Subject to Article Eight hereof, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.


SECTION 10.08. Maintenance of Properties.

     The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Board of Directors desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.


SECTION 10.09. Payment of Taxes and Other Claims.

     The Company will pay or discharge, or cause to be paid or discharged, before the same shall become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary and (ii) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.


SECTION 10.10. Further Instruments and Acts.

     Upon request of the Trustee, the Company will execute and deliver such further instruments and perform such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.


SECTION 10.11  Limitation on Dividends.

     The Parent shall not, so long as any of the Securities, Warrants or shares of Preferred Stock are outstanding, (i) declare or pay any dividend on or make any distributions, other than distributions in respect of the Preferred Stock, with respect to any shares of its capital stock, or (ii) purchase, redeem or otherwise acquire or retire for value any capital stock of the Parent other than with respect to any shares of the Preferred Stock.


SECTION 10.12. Reports by the Company.

     (a) The Company covenants and agrees to file with the Trustee, promptly but no later than 10 days after the Parent files them with the Commission or, if not required to file with the Commission, within 120 days after the end of each fiscal year of the
Parent, a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such year and the related consolidated statements of income and cash flows for such year prepared in accordance with generally accepted accounting principles and certified without a "going concern" or like qualification or exception, by independent certified public accountants and a "Management's Discussion and Analysis of Financial Condition and Results of Operations" of the Parent and its Subsidiaries for such period as filed with the Commission or comparable to that which the Parent would have been required to include in an annual report if the Parent were then subject to the requirements of Section 13 or 15(d) of the Securities Exchange
Act of 1934.

     (b) The Company covenants and agrees to file with the Trustee, promptly but no later than 10 days after the Parent files them with the Commission or, if not required to file with the Commission, within 75 days after the end of each of the first three fiscal quarters of the Parent, a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such quarter and the related consolidated statements of income and cash flows for such quarter prepared in accordance with generally accepted accounting principles (to the extent applicable to interim financial statements except for footnotes) and a "Management's Discussion and Analysis of Financial Condition and Results of Operations" of the Parent and its Subsidiaries for such period, as filed with the Commission or comparable to that which the Parent would have been required to include in a quarterly report if the Parent were then subject to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934.

     (c) The Company will mail, or cause to be mailed, copies of the Parent's annual and quarterly financial statements filed with Trustee to each Holder of the Securities. Financial statements shall be mailed to each Holder's address as it appears in the Security
Register.


SECTION 10.13  Limitation on Transactions with Affiliates.

     The Company shall not, and shall not permit any Subsidiary of the Company to, directly or indirectly, sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into any contract, agreement, understanding, loan, advance or guarantee with an Affiliate of the Company or of a Subsidiary of the Company, or any officer, director or employee of the Company or such Subsidiary on terms less favorable to the Company or such Subsidiary than would be available in a transaction with or for the benefit of an unrelated Person (as determined by the Board of Directors in good faith).


SECTION 10.14. Limitation on Investments by the
Company.

     Except with consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding, the Company shall not invest any funds held by it other than (i) in Cash
Equivalents, (ii) in any of its Subsidiaries existing on the date hereof or (iii) in any Subsidiary created after the date hereof which Subsidiary is created primarily to facilitate the securitization of automobile finance contracts.


SECTION 10.15. Limitation on Capital Expenditures by the
Company and the Parent.

     The Company and the Parent will not, as long as any of the
Securities are outstanding, make Capital Expenditures in excess of
$2
million in the aggregate in any fiscal year.

                      ARTICLE XI

               Redemption of Securities


SECTION 11.01. Right of Redemption.

     Subject to the requirements of Section 11.09, the Securities may be redeemed at the election of the Company, as a whole or from time to time in part, at any time, at 100% of the principal amount of the Securities to be redeemed, together with accrued interest, if any, to the Redemption Date.


SECTION 11.02. Applicability of Article.

     Redemption of Securities at the election of the Company, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article Eleven.


SECTION 11.03. Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Securities pursuant to Section 11.01 shall be evidenced by a Board Resolution.

In case of any redemption at the election of the Company, the Company shall, at least 30 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the
Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed. In case of a mandatory redemption pursuant to Article Fourteen hereof, the Redemption Date shall be set by the Trustee, provided, however, that in no event shall the Redemption Date be more than 30 days after the
Company deposits an amount constituting Accumulated Cash Flow with the Trustee.


SECTION 11.04. Selection by Trustee of Securities to Be
               Redeemed.

     If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than
30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate.

     If any Security selected for partial redemption is exchanged in part before termination of the right to exchange with respect to the portion of the Security so selected, the exchanged portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been exchanged during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

     The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such
Securities which has been or is to be redeemed.

SECTION 11.05. Notice of Redemption.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at such Holder's address appearing in the Security Register.

     All notices of redemption shall state:

          (1)  the Redemption Date,

          (2) the Redemption Price (equal to the principal amount to be redeemed and accrued interest, if any, to be due thereon on the Redemption Date),

          (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial
     redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

          (4)  that on the Redemption Date the Redemption
     Price will become due and payable upon each such Security to be redeemed and that, upon payment thereof, interest on the Securities so redeemed will cease to accrue on and after said date,

          (5) the Exchange Price, the date on which the right to exchange the Securities to be redeemed will terminate and the place or places where such Securities may be surrendered for exchange,

          (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

          (7)  the CUSIP number, if applicable, of the
     Securities to be redeemed.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company, and such notice, when given to the Holders, shall be irrevocable.


SECTION 11.06. Deposit of Redemption Price.

     Not less than one Business Day prior to any Redemption
Date, the Company shall deposit with the Trustee or with a Paying Agent (or if the Company is acting as its own Paying Agent, segregate and hold in trust, as provided in Section 10.05) an amount of money (which shall be in immediately available funds on such Redemption Date) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been exchanged for Preferred Stock prior to the date of such deposit.

     If any Security called for redemption is exchanged for Preferred Stock prior to such redemption, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 3.07) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.


SECTION 11.07. Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price, such Securities shall cease to bear interest.
Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities (or any Predecessor Securities) registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the Redemption Price shall, until paid, bear interest from the Redemption Date until paid at a rate of 14% per annum.


SECTION 11.08. Securities Redeemed in Part.

     Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 10.03 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


SECTION 11.09. Warrant to be Issued Upon Redemption.

     The Parent shall issue to each Holder of Securities, upon redemption thereof, in whole or in part, a warrant certificate in the form set forth in Section 2.07 hereof (a "Warrant") which will entitle the holder of the Warrant to acquire shares of Preferred Stock at the
Exchange Price. Each Warrant will grant the holder thereof the right, for a purchase price equal to the aggregate principal amount of the Holder's Securities being redeemed (the "Exercise Price"), to acquire up to that number of shares of Preferred Stock which could have been acquired under Article Thirteen in exchange for the aggregate principal amount of the Holder's Securities being concurrently redeemed.


                      ARTICLE XII

              Subordination of Securities

SECTION 12.01. Securities Subordinate to Senior
               Indebtedness.

     The Company, on behalf of each Obligor, covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that to the extent and in the manner hereinafter set forth in this Article Twelve (subject to the provisions of Article Four), the indebtedness represented by the Securities and the payment of the principal of and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

Whenever in this Article Twelve there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Redemption Price in respect of such Security to the extent that such Redemption Price is, was or would be so payable at such time, and express mention of the Redemption Price in any provision of this Article Twelve shall not be construed as excluding the Redemption Price in those provisions of this Article Twelve when such express mention is not made.


SECTION 12.02. Payment Over of Proceeds Upon
               Dissolution, Etc.

     In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the any
Obligor or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of any Obligor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of any Obligor, then and in any such event, the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness in cash or other immediately available funds, or provision shall be made for such payment in cash or other immediately available funds or otherwise in a manner satisfactory to each holder of Senior Indebtedness with respect to its indebtedness, before the Holders of the Securities are entitled to receive any payment on account of principal of or interest on the Securities, and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Securities in any such case, proceeding, dissolution, liquidation or other winding up or event.

     In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the any Obligor of any kind or character, whether in cash, securities or other property, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of such Obligor for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

     For purposes of this Article only, the words "cash, securities or other property" shall not be deemed to include shares of stock of the an Obligor as reorganized or readjusted, or securities of an Obligor or any other corporation provided for by a plan of reorganization or readjustment which shares of stock are subordinated in right of payment to all then outstanding Senior Indebtedness to substantially the same extent as, or to a greater extent than, the Securities are so subordinated, as provided in this Article Twelve.

The consolidation of an Obligor with, or the merger of an Obligor into, another Person or the liquidation or dissolution of an Obligor following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets, and liabilities of an
Obligor for the purposes of this Section, if the Person formed by such consolidation or into which such Obligor is merged or which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

SECTION 12.03. No Payment When Senior Indebtedness in
               Default.

     In the event of the existence of any Payment Default, then no payment shall be made by the Company or any other Obligor on account of principal of or interest on the Securities or on account of the purchase, redemption or other acquisition of Securities unless and until such Payment Default shall have been cured or waived or shall have ceased to exist or all amounts then due and payable in respect of
Senior Indebtedness shall have been paid in full, or provision shall have been made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness.

     In the event that any Non-Payment Default shall have occurred with respect to any Senior Indebtedness and be continuing, then, upon the receipt by the Trustee of written notice of such Non-Payment Default from a holder of such Senior Indebtedness, or a representative of such holder, no payment shall be made with respect to the Securities during the period (the "Payment Blockage Period") commencing on the date of such receipt of such written notice and ending on the earlier of (i) the date on which such Non-Payment Default shall have been cured or waived or shall have ceased to exist or any acceleration of the Senior Indebtedness to which such Non-Payment Default relates shall have been rescinded or annulled or such Senior Indebtedness shall have been discharged and
(ii) the 120th day after the date of such receipt of such written notice.
During any 360-day period the aggregate of all Payment Blockage Periods shall not exceed 120 days and there shall be a period of at least 240 consecutive days in each 360-day period when no Payment Blockage Period is in effect. For all purposes of this paragraph, no
Non-Payment Default that existed or was continuing on the date of commencement of any Payment Blockage Period shall be, or be made, the basis for the commencement of a subsequent Payment Blockage Period by holders of Senior Indebtedness, or their representatives, unless such Non-Payment Default shall have been cured for a period of not less than 90 consecutive days.

     In the event that, notwithstanding the foregoing, an Obligor shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the applicable Obligor for repayment to the holders of Senior Indebtedness.

     The provisions of this Section shall not apply to any payment with respect to which Section 12.02 would be applicable.


SECTION 12.04. Payment Permitted If No Default.

     Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company or any other Obligor, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company or such Obligor referred to in Section
12.02, or under the conditions described in Section 12.03, from making payments at any time of principal of or interest on the Securities or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of or interest on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.



SECTION 12.05. Subrogation to Rights of Holders of Senior
               Indebtedness.

     Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior
Indebtedness until the principal of and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the
Trustee would be entitled except for the provisions of this Article, and no payments over to the holders of Senior Indebtedness by Holders of the Securities or the Trustee pursuant to the provisions of this Article, shall, as among the Company or any Obligor, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.


SECTION 12.06. Provisions Solely to Define Relative Rights.

     The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this
Indenture or in the Securities is intended to or shall (a) impair, as among any Obligor, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, (i) the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or (ii) the obligation of any Obligor to make any payments on account of the Securities; or (b) affect the relative rights against each Obligor of the Holders of the Securities and creditors of such Obligor other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.


SECTION 12.07. Trustee to Effectuate Subordination.

     Each holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.


SECTION 12.08. No Waiver of Subordination Provisions.

     No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder of any Senior Indebtedness, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the
Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew, increase or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness, and settle or compromise Senior Indebtedness (which, to the extent so settled and compromised, shall be deemed to have been paid in full for all purposes hereof); (iv) apply any sums by whomsoever paid and however realized to any liability or liabilities of the Company or any other Obligor owing to such holders of Senior Indebtedness (other than in respect of the Securities or any liability or liabilities which rank pari passu or junior in right of payment to the Securities) regardless of what liability or liabilities of the Company or such Obligor to such holders remain unpaid; and (v) exercise or refrain from exercising any rights against the Company and any other Person.


SECTION 12.09. Notice to Trustee.

     The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities.

Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the
Company or a holder of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.01, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Security), then anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

     Subject to the provisions of Article Six, the Trustee shall be entitled to rely conclusively on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a representative thereof) to establish that such notice has been given by a holder of Senior Indebtedness (or a representative thereof). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.





SECTION 12.10. Reliance on Judicial Order or Certificate of
               Liquidating Agent.

     Upon any payment or distribution of assets of any Obligor referred to in this Article, the Trustee, subject to the provisions of
Section 6.01, and the Holders of the Securities shall be entitled to rely conclusively upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of such Obligor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.


SECTION 12.11. Trustee Not Fiduciary for Holders of
               Senior Indebtedness.

     The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to
Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.


SECTION 12.12. Rights of Trustee as Holder of Senior
               Indebtedness; Preservation of Trustee's
               Rights.

     The Trustee, in its individual capacity, shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07.


SECTION 12.13. Article Applicable to Paying Agents.

     In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully, for all intents and purposes, as if such Paying Agent were named in this
Article in addition to or in place of the Trustee; provided, however, that Section 12.12 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.


SECTION 12.14. Certain Exchanges Deemed Payment.

     For the purposes of this Article only, (1) the issuance and delivery of junior securities upon exchange of Securities in accordance with Article Thirteen shall not be deemed to constitute a payment or distribution on account of the principal of or interest on
Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon exchange of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section, the term
"junior securities" means (a) shares of any stock of any class of the
Company or the Parent and any cash, securities or other property into which the Securities are exchangeable pursuant to Article Thirteen and (b) securities of the Company or the Parent which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article.
Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the any Obligor, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to exchange such Security in accordance with Article Thirteen.


SECTION 12.15. Trust Monies Not Subordinated.

     Notwithstanding anything contained herein to the contrary and subject to the prior satisfaction of all of the conditions set forth in Section 4.01, payments from money held in trust under Article Four by the Trustee shall not be subordinated to the prior payment of any Senior Indebtedness of the Company or subject to the restrictions set forth in this Article Twelve, and none of the Holders shall be obligated to pay over any such amount to the Company or any holder of Senior Indebtedness of the Company or any other creditor of the Company.



                     ARTICLE XIII

                Exchange of Securities

SECTION 13.01. Exchange Privilege and Exchange Price.

     Subject to and upon compliance with the provisions of this Article Thirteen, at the option of the Holder thereof, any Security, or any portion of the principal amount thereof which is a minimum of $1,000 and an integral multiple of one dollar may be exchanged at any time, on the basis of such principal amount for fully paid and non-assessable shares of Preferred Stock at the price of $1,000 per share of Preferred Stock (the "Exchange Price). Such exchange right shall expire at the close of business on April 30, 2004. In case a
Security (or portion thereof) is called for redemption at the election of the Company, such exchange right in respect of such Security shall survive the redemption solely (in addition to payment of the Redemption Price) through the issuance of Warrants in place of the Securities redeemed granting the holder thereof the right to purchase for cash, at the price of $1,000 per share of Preferred Stock, shares of Preferred Stock in an amount equal to the number of shares of Preferred Stock for which such Security would have been exchangeable had it not been redeemed.


SECTION 13.02. Exercise of Exchange Privilege.

     In order to exercise the exchange privilege, the Holder of any Security to be exchanged shall surrender such Security, duly assigned to the Company or endorsed in blank, at any office or agency of the Company maintained for that purpose pursuant to Section 10.04 (any city in which any Exchange Agent is located being called herein a "Place of Exchange") accompanied by a duly signed exchange notice substantially in the form set forth in Section 2.06 stating that the
Holder elects to exchange such Security or, if less than the entire principal amount thereof is to be exchanged, the portion thereof to be exchanged. Each Holder of a Security surrendered for exchange (in whole or in part) shall be entitled to receive on the Interest Payment
Date following the exchange interest with respect to the Security or portion thereof exchanged accrued from the Interest Payment Date immediately preceding the exchange to the date the Security is surrendered for exchange. No cash payment or adjustment shall be made upon any exchange on account of any dividends on the Preferred Stock issued upon exchange. The Company's delivery to the Holder of the number of shares of Preferred Stock (and cash in lieu of fractions thereof as provided in this Indenture) into which a
Security is exchangeable will be deemed to satisfy the Company's obligation to pay the principal amount of the Security.

     Securities shall be deemed to have been exchanged immediately prior to the close of business on the day of surrender of such Securities for exchange in accordance with the foregoing provisions, and at such time, the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Preferred Stock issuable upon exchange shall be treated for all purposes as the record holder or holders of such Preferred Stock at such time (unless the stock register of the Parent shall be closed on such day, in which event, at the close of business on the next succeeding day on which such stock register is open). The Parent agrees that as promptly as practicable on or after the exchange date, it shall issue and deliver to the Trustee for delivery to the Holder a certificate or certificates for the number of full and fractional shares of Preferred Stock issuable upon exchange.

     In the case of any Security which is exchanged in part only, upon such exchange the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the
Company, a new Security or Securities of authorized denominations in an aggregate principal amount equal to the unexchanged portion of the principal amount of such Security. A Security may be exchanged in part, but only if the principal amount of such Security to be exchanged is a minimum of $1,000 and is an integral multiple of one dollar and the principal amount of such security to remain Outstanding after such exchange is a minimum of $1,000.


SECTION 13.03. Notice of Adjustments to Preferred Stock.

     In the event that adjustments of the exchange rights of the Preferred Stock are required to be made pursuant to the Certificate of
Designation, the Company shall promptly deliver notice thereof, setting forth the calculation in reasonable detail, to the Trustee and to each of the Holders of Securities.


SECTION 13.04. Notice of Certain Corporate Action.

     In case:

          (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable (i) otherwise than exclusively in cash or (ii) exclusively in cash in an amount that would require any adjustment pursuant to Section 3.1 or 3.2 of the Certificate of Designation; or

          (b) the Company shall authorize the granting to the holders of its Common Stock generally of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class, or of any other rights; or

          (c) of any reclassification of the Common Stock, or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance, sale, transfer or lease of all or substantially all
     of the assets of the Company; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

          (e)  the Company or any Subsidiary shall
     commence a tender offer for all or a portion of the Company's outstanding shares of Common Stock (or shall amend any such tender offer); or

          (f)  any other event requiring an adjustment
pursuant to Section 3.1 or 3.2 of the   Certificate of Designation
                                        shall have occurred;

then the Company shall cause to be filed, or the Company shall cause the Trustee to cause to be filed, at each office or agency maintained for the purpose of exchange of Securities pursuant to Section 10.04, and the Company shall cause to be provided, or the Company shall cause the Trustee to cause to be provided, to all Holders in accordance with Section 1.06, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record, expiration or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of any such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, (y) the date on which the right to make tenders under any such tender offer expires or (z) the date on which any such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up. Neither the failure to give such notice or the notice referred to in the following paragraph nor any defect therein shall affect the legality or validity of the proceedings described in clauses (a) through (e) of this Section 13.04. If at the time the Trustee shall not be an Exchange Agent, a copy of such notice shall also forthwith be filed by the Company with the Trustee.

     The preceding paragraph to the contrary notwithstanding, the Company shall cause to be filed, or the Company shall cause the Trustee to cause to be filed, at each office or agency maintained for the purpose of exchange of Securities pursuant to Section 10.04, and the Company shall cause to be provided, or the Company shall cause the Trustee to cause to be provided, to all Holders in accordance with
Section 1.06, notice of any tender offer by the Company or any Subsidiary for all or any portion of the Common Stock on or after the time that such notice of tender offer is provided to the public generally.


SECTION 13.05. Parent to Reserve Preferred and Reserve
               and Issue Common Stock.

     The Parent shall at all times reserve and keep available out of its authorized but unissued shares of Preferred Stock, solely for the purpose of effecting the exchange of the Securities, such number of its shares of Preferred Stock as shall from time to time be sufficient to effect an exchange of all outstanding Securities, and if at any time the number of authorized but unissued shares of Preferred Stock shall not be sufficient to effect the exchange of all then outstanding Securities, the Parent shall promptly seek such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Preferred Stock to such number of shares as shall be sufficient for such purpose. In the event of the consolidation or merger of the Parent with another corporation where the Parent is not the surviving corporation, effective provisions shall be made in the certificate or articles of incorporation, merger or consolidation, or otherwise, of the surviving corporation to reserve and keep available sufficient number of shares of Preferred Stock or other securities or property to provide for the exchange of the Securities in accordance with the provisions of this Article Thirteen.

     The Parent shall also at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the redemption of the Preferred Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect a redemption of all shares of Preferred
Stock that would be issued and outstanding upon exchange of the Securities into shares of Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the redemption of all shares of Preferred Stock that would be outstanding upon exchange of the Securities into shares of Preferred Stock, the Parent shall promptly seek such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. In the event of the consolidation or merger of the Parent with another corporation where the Parent is not the surviving corporation, effective provisions shall be made in the certificate or articles of incorporation, merger or consolidation, or otherwise, of the surviving corporation to reserve and keep available sufficient number of shares of common stock or other securities or property to provide for the exchange of the Preferred Stock in accordance with the provisions of this Article Thirteen.

     In the event the Preferred Stock is redeemed pursuant to
Section 3.3 of the Certificate of Designation, and warrants are issued under such Section 3.3 and subsequently exercised, the Parent agrees that it shall, upon receipt of payment from the holder of any such warrant of the exercise price of such warrant, issue shares of Common Stock in an amount equal to the number of shares of Common Stock being purchased pursuant to such warrant.


SECTION 13.06. Taxes on Exchanges.

     Except as provided in the next sentence, the Company will pay any and all taxes and duties that may be payable in respect of the issue or delivery of shares of Preferred Stock on exchange of Securities pursuant hereto. The Company shall not, however, be required to pay any tax or duty which may be payable in respect of
(i) income of the Holder or (ii) any transfer involved in the issue and delivery of shares of Preferred Stock in a name other than that of the
Holder of the Security or Securities to be exchanged and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.


SECTION 13.07. Covenant as to Preferred Stock.

     The Parent agrees that all shares of Preferred Stock which may be delivered upon exchange of Securities will be newly issued shares and, upon such delivery, will have been duly authorized and validly issued and will be fully paid and nonassessable and, except as provided in Section 13.06, the Company will pay all taxes, liens and charges with respect to the issue thereof.



SECTION 13.08. Cancellation of Exchanged Securities.

     All Securities delivered for exchange pursuant to Article
Thirteen shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.09.


SECTION 13.09. Provision in Case of Consolidation,
               Merger, Sale of Assets or Compulsory
               Share Exchange.

     In case of any consolidation or merger of the Parent with or into any other Person, any merger of another Person with or into the
Parent (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock or Preferred Stock), any conveyance, sale, transfer or lease of all or substantially all of the assets of the Parent or compulsory share exchange, the Person formed by such consolidation or resulting from such merger, which acquires such assets or which acquires the shares of the Parent pursuant to such share exchange, as the case may be, shall execute and deliver to the
Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right thereafter, during the period such Security shall be exchangeable as specified in Section 13.01, to receive for such Security only the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease, or compulsory share exchange by a holder of the number of shares of Common Stock for which such Security might have been redeemed (after exchange into shares of Preferred Stock) immediately prior to such consolidation, merger, conveyance, sale, transfer or lease, or compulsory share exchange, assuming such holder of Common Stock
(i) is not a Person which the Company consolidated or merged with or into or which merged into or with the Company or to which such conveyance, sale, transfer or lease was made or with which such compulsory share exchange was made, as the case may be ("Constituent Person"), or an Affiliate of a Constituent Person, and
(ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease, or compulsory share exchange (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease, or compulsory share exchange is not the same for each share of Common Stock held immediately prior to such consolidation, merger, conveyance, sale, transfer or lease, or compulsory share exchange by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-Electing Share"), then for the purpose of this Section 13.09 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease, or compulsory share exchange by the holders of each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section 13.09 shall similarly apply to successive consolidations, mergers, conveyances, sales, transfers or leases, or compulsory share exchanges. Notice of the execution of such a supplemental indenture shall be given by the
Company, or the Company shall cause the Trustee to give such notice, to the Holder of each Security as provided in Section 1.06 promptly upon such execution.

     Neither the Trustee, any Paying Agent nor any Exchange
Agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or other securities or property or cash receivable by Holders of Securities upon the exchange of their Securities after any such consolidation, merger, conveyance, transfer, sale or lease, or compulsory share exchange or to any such adjustment, but may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, an Opinion of Counsel with respect thereto, which the Company shall cause to be furnished to the Trustee upon request.


SECTION 13.10. Responsibility of Trustee for Exchange
               Provisions.

     The Trustee, subject to the provisions of Article Six, and any Exchange Agent shall not at any time be under any duty or responsibility to any Holder of Securities to make any determination whether any facts exist which may require any adjustment of the Exchange Price of the Preferred Stock on the Redemption Value (as defined in the Certificate of Designation) of the Preferred Stock or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture or the Certificate of Designation provided to be employed, in making the same, or whether a supplemental indenture need be entered into. Neither the Trustee, subject to the provisions of Article Six, nor any Exchange Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Preferred Stock, or of any other securities or property or cash, which may at any time be issued or delivered upon the exchange of any Security, and neither makes any representation with respect thereto. Neither the Trustee, subject to the provisions of
Article Six, nor any Exchange Agent shall be responsible for any failure of the Company to make or calculate any cash payment or to issue, transfer or deliver any shares of Preferred Stock or share certificates or other securities or property or cash upon the surrender of any Security for the purpose of exchange; and the Trustee, subject to the provisions of Article Six, and any Exchange Agent shall not be responsible for any failure of the Company to comply with any of the covenants of the Company contained in this Article.



                      ARTICLE XIV

                  Periodic Redemption


SECTION  14.01.     Funds for Redemption.

     (a) Within 15 days after unaudited financial statements are issued by the Parent in each of the first three quarters of its fiscal year, and within 15 days after its audited year-end financial statements are issued, until all Outstanding Securities have been satisfied pursuant to Article Four, redeemed pursuant to Article Eleven or exchanged into shares of Preferred Stock pursuant to Article Thirteen, the Company shall deposit with the Trustee, to be used to redeem or satisfy and discharge such Securities in accordance with Article Eleven of this Indenture, all Accumulated Cash Flow (as defined below). Notwithstanding the foregoing, the provisions of this
Article Fourteen shall not take effect until such time as all obligations of the Company under the Retained Yield Financing have been satisfied in full.

     (b)  Accumulated Cash Flow means an amount,
calculated, on a cumulative basis as of the end of each fiscal quarter for the period commencing on the date of this Indenture and ending on the last day of such fiscal quarter, equal to (without duplication) the Parent's and its Subsidiaries' consolidated (i) net income for such period, plus (ii) non-cash amortization expense for such period, to the extent deducted in computing net income, including, without limitation, amortization of goodwill and other intangible assets, plus
(iii) depreciation for such period, to the extent deducted in computing net income, plus (iv) all other non-cash charges (including without limitation, write-offs of receivables, whether directly or indirectly owned, and charges relating to purchase accounting adjustments), to the extent deducted in computing net income for such period, plus
(v)
cash receipts on account of the collection, sale or liquidation of any receivables or inventory (including repossessed or leased auto-

mobiles) received by the Company, the Parent or any of their Subsidiaries to the extent not otherwise added in the computation of net income described above, plus (vi) receipts by the Company, the Parent or any of their respective Subsidiaries of cash collections on account of any retained yield or other residual interests in any securitizations to the extent not otherwise added in the computation of net income described above, minus (vii) Capital Expenditures paid in cash by the Parent, the Company or their respective subsidiaries in the ordinary course of operations during such period, to the extent permitted under this Indenture and not otherwise deducted in computing net income for such period, minus (viii) principal and/or indemnification payments made on the Senior Indebtedness and principal payments made on all other Indebtedness of the Parent and its Subsidiaries permitted to be incurred under this Indenture (in each case to the extent that such principal or indemnification payment was not deducted in computing net income), minus (ix) required deposits to any reserve or similar funds established in connection with any securitizations, to the extent that the cash so deposited was included in the calculation of net income for such period or added to Accumulated Cash Flow pursuant to one of the other clauses contained in this definition, minus (x) non-cash gains included in the computation of net income and which are attributable to accelerated recognition of future interest income upon receipt by the Parent, the
Company or its Subsidiaries of residual interests in connection with the securitization of interest-bearing receivables, plus (xi) net cash proceeds of any issuance of equity securities by the Parent, plus
(xii)
the net cash proceeds of any issuance of Indebtedness for borrowed money (other than Senior Indebtedness and other than Indebtedness with respect to the issuance of the Securities) received by the Parent, the Company or its Subsidiaries during such period, plus (xiii) the excess, if any, of (A) the net cash proceeds received by the Parent, the Company or any Subsidiary under any Indebtedness incurred primarily for the financing and acquisition of automobile purchase or leasing contracts over (B) the cash expense to the Company, the Parent and/or such Subsidiary of acquiring any such contracts. All such amounts shall be calculated in accordance with generally accepted accounting principles consistently applied with those in effect as of the date hereof.



                      ARTICLE XV

                 Collateral; Guaranty


SECTION  15.01.     Collateral Documents.

     In order to secure the due and punctual payment of the principal of and interest on the Securities and all other amounts payable by the Company under this Indenture, the Company and certain of its Affiliates shall execute the Collateral Documents granting the Trustee a security interest in certain assets of the Company and its Affiliates (the "Collateral") as set forth in such Collateral Documents for the benefit of the Security Holders and other secured parties as set forth in the Collateral Documents.
The
Company and/or its Affiliates, as the case may be, have full right, power and lawful authority to grant, bargain, sell, release, convey, hypothecate, assign, mortgage, pledge, transfer and confirm, absolutely, the property constituting the Collateral, in the manner and form done, or intended to be done, in the Collateral Documents, free and clear of all liens, pledges, charges and encumbrances, whatsoever, except the liens created by the Collateral Documents and except to the extent otherwise provided therein, and (a) will forever warrant and defend the title to the same against the claims of all persons whatsoever, (b) will execute, acknowledge and deliver to the
Trustee such further assignments, transfers, assurances or other instruments as the Trustee may require or request and (c) will do or cause to be done all such acts and things as may be necessary or proper, or as may be required by the Trustee to assure and confirm to the Trustee the security interest in the Collateral contemplated hereby, by the Collateral Documents, or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Securities secured hereby, according to the intent and purposes herein expressed. The Collateral Documents will create a direct and valid lien on the property constituting the Collateral, as set forth in the Collateral
Documents. To the extent applicable, the Collateral Documents will be governed by the Uniform Commercial Code.

     Each Security Holder, by accepting a Security, agrees to all of the terms and provisions of the Collateral Documents, as such agreement may be amended from time to time pursuant to the
provisions hereof and thereof.   The terms of the release of any
Collateral and the rights of the holders with respect thereto shall be governed by this Indenture and the Collateral Documents.


SECTION 15.02.      Suits to Protect the Collateral.

     The Trustee shall have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts that may be unlawful or in violation of the Collateral Documents or this Indenture, and such suits and proceedings as it may deem expedient to preserve or protect its interests and the interests of the Security Holders in the Collateral
(including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security hereunder or be prejudicial to the interests of the Security
Holders or the Trustee).


SECTION 15.03. Guaranty

     In order to further assure its due and punctual payment of the principal and interest on the Securities and all other amounts payable by the Company under this Indenture, the Parent shall execute a full and unconditional guaranty (the "Guaranty") in the form annexed hereto as Exhibit C.


SECTION 15.04. Authorization to Receive Funds.

     The Trustee is authorized to receive any funds for the benefit of Security Holders distributed under the Collateral Documents or the
Guaranty and to make further distributions of such funds to the Holders in accordance with the provisions of the Indenture and the Collateral Documents or the Guaranty, as the case may be.


               _________________________


     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

AEGIS AUTO FINANCE, INC.

[SEAL]
ATTEST By:
     Name:
     Title:


     Name:
     Title:

     NORWEST BANK MINNESOTA,
       NATIONAL ASSOCIATION
       Trustee:
[SEAL]

     By:
     Name:
     Title:





Acknowledged and Agreed as to applicable provisions related to the Common Stock, the Preferred Stock, the Warrants (including, without limitation, any obligation to issue or exchange any of the foregoing) the Guaranty and any covenant contained herein applicable to the Parent.

THE AEGIS CONSUMER FUNDING GROUP,INC.
[SEAL]
ATTEST    By:
          Name:
          Title:


          Name:
          Title:

STATE OF            )
                    ) ss.:
COUNTY OF           )


          On the _____ day of _______________, ____, before
me personally came _________________________, to me known,
who, being by me duly sworn, did depose and say that he/she is _________________________ of AEGIS AUTO FINANCE, INC.,
one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation;
that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like authority.




                                        Notary
Public


STATE OF            )
                    ) ss.:
COUNTY OF           )

          On the _____ day of _______________, ____, before
me personally came _________________________, to me known,
who, being by me duly sworn, did depose and say that he/she is _________________________ of THE AEGIS CONSUMER
FUNDING GROUP, INC., one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like authority.



                                        Notary
Public

STATE OF            )
                    ) ss.:
COUNTY OF           )


          On the ____ day of _______________, ____, before
me personally came ____________________, to me known, who, being by me duly sworn, did depose and say that he/she is _________________________ of NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION, one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like authority.




                                        Notary Public